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                                                                    EXHIBIT 10.1

             AMENDMENT NO. 1 TO STOCK PURCHASE AND OPTION AGREEMENT

              THIS AMENDMENT NO. 1 TO STOCK PURCHASE AND OPTION AGREEMENT (the "Amendment") is dated as of the 2nd day of November, 1999, and is entered into by and between Security First Technologies Corporation, a Delaware corporation (the "Corporation") and Intuit Inc., a Delaware corporation ("Purchaser").

                                    RECITALS:

              A. The parties hereto have previously entered into that certain Stock Purchase and Option Agreement, dated May 16, 1999 (the "Agreement"), pursuant to which Purchaser agreed to purchase a certain number of shares of Common Stock (as such term is defined in the Agreement) of the Corporation and the Corporation granted Purchaser an option to purchase additional shares of Common Stock upon the terms and conditions contained in the Agreement.

              B. The parties desire to amend and replace Section 2.1 of the Agreement.

              C. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

                                   AGREEMENT:

              NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual promises, representations, warranties, covenants and conditions set forth herein and in the Agreement, the sufficiency of which is hereby acknowledged, the parties mutually agree as follows:

SECTION 1.    AMENDMENT.

              Effective as of the date hereof, Section 2.1 of the Agreement shall be deleted and the following shall be substituted in lieu thereof:

       "2.1   GRANT OF OPTION.

              The Corporation does hereby grant to Purchaser an option (the "Option") to subscribe for and purchase 3,029,187 shares of Common Stock; provided, however, that (1) if the Corporation closes on the "Merger," as contemplated by and defined in that certain Agreement and Plan of Merger dated as of May 16, 1999 (the "Edify Agreement") by and among the Corporation, Sahara Strategy Corporation and Edify Corporation (the "Edify Business Combination Transaction") on or


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       before March 31, 2000, the number of shares constituting the Option
       Shares shall be increased by 600,000; and (2) if the Corporation closes on both (x) the "Transaction," as contemplated by and defined in that certain Share Purchase Agreement II dated as of September 21, 1999, by and among S1 Europe Holdings N.V., a Belgian corporation (naamloze vennootschap ("N.V.")) and a subsidiary of the Corporation, each of the stockholders of FICS Group N.V., a Belgian corporation registered with the Brussels Registry of Commerce under number 515450 ("FICS"), who are signatories thereto, and as may be joined by other stockholders from time to time, and for the limited purposes stated herein, S1 and FICS (the "Share Purchase Agreement II"), and (y) the "S1 Issuance" as contemplated by and defined in that certain Stock Purchase Agreement II dated as of September 21, 1999 by and among the Corporation, the individuals and entities who are signatories thereto, and as may be joined by other individuals and entities from time to time (the "Stock Purchase Agreement II"), and for the limited purposes set forth therein, FICS, on or before March 31, 2000, then the number of shares constituting the Option Shares shall be increased by 950,000; and (3) the number of shares constituting the Option Shares shall be increased by a number of shares equal to 9.9%, rounded to the nearest whole number, of the total number of shares of Common Stock sold from time to time pursuant to Section 1.2 of the Stock Purchase Agreement II, up to a maximum of 445,000 Option Shares; and (4) the maximum number of shares constituting the Option Shares shall never exceed the difference between (A) 5,995,000 and (B) the total number of shares of Common Stock "beneficially owned" as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by Purchaser or any "affiliate" as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of Purchaser, excluding the Option Shares. The Option shall vest and therefore become exercisable, if at all, only upon the closing of the Edify Business Combination Transaction as contemplated by Section 9.1 of the Edify Agreement (the "Edify Closing"). If the Edify Closing does not occur on or before March 31, 2000, the Option will be void in all respects. If vested, the Option shall be exercisable, in whole or in part, at any time from the date of the Edify Closing until 5:00 p.m. Eastern time on the fifth anniversary of the Closing hereunder."

SECTION 2.    AGREEMENT OTHERWISE UNCHANGED.

              Except as otherwise specifically amended herein, the balance of the Agreement shall remain unchanged and in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]


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              IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 1 to Stock Purchase and Option Agreement to be executed and delivered as of the date first above written.

                                      SECURITY FIRST TECHNOLOGIES CORPORATION

                                      By: /s/ Robert F. Stockwell
                                         ---------------------------------------
                                      Name:  Robert F. Stockwell
                                      Title: Chief Financial Officer


                                      INTUIT INC.

                                      By: /s/
                                         ---------------------------------------
                                      Name:
                                      Title:





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